SENTRY FUND, INC.

PROSPECTUS SUPPLEMENT
Dated May 3, 2004

Supplement to Prospectus dated March 1, 2004.

Closing of the Sentry Fund, Inc.

Effective May 4, 2004, Sentry Fund, Inc. (the “Fund”) will be closed to new investments, except in limited circumstances such as to shareholders participating in automatic investment plans, including dividend and capital gains reinvestment.

Proposed Liquidation of the Sentry Fund, Inc.

On April 29, 2004, the Board of Directors of the Fund approved a Plan of Liquidation to liquidate the portfolio holdings of the Fund, subject to shareholder approval. A special meeting of shareholders has been called for July 26, 2004, or such later date as may be established by the Fund, to consider the proposed liquidation of the Fund. If the proposal to liquidate the Fund is approved by shareholders, the Fund’s assets will be promptly liquidated and, after paying or reserving for liabilities, the net proceeds will be distributed to Fund shareholders pursuant to the Plan of Liquidation.

You may redeem all or any portion of your shares at any time through the date shareholder approval of the Plan of Liquidation is obtained.